UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023 (February 6, 2023)

Nuburu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7442 S Tucson Way, Suite 130 Centennial, CO 80112	80112
(Address of principal executive offices)	(Zip Code)

(720) 767-1400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BURU WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (the “Original Report”) originally filed by Nuburu, Inc., a Delaware corporation f/k/a Tailwind Acquisition Corp. (the “Company”), with the United States Securities and Exchange Commission on February 6, 2023, is being filed solely for the purpose of amending the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include the audited consolidated financial statements of Nuburu Subsidiary, Inc., a Delaware corporation f/k/a Nuburu, Inc. (“Legacy Nuburu”), as of and for the years ended December 31, 2022 and 2021, the unaudited pro forma condensed combined financial information of the Company and Legacy Nuburu as of and for the year ended December 31, 2022 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Nuburu for the year ended December 31, 2022. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report and should be read in conjunction with the Original Report.

Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy Nuburu as of and for the years ended December 31, 2022 and 2021 and the related notes are included as Exhibit 99.1 and are incorporated herein by reference. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Nuburu for the year ended December 31, 2022 is also included as Exhibit 99.2 and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Legacy Nuburu as of and for the year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of WithumSmith+Brown, PC, Independent Registered Public Accounting Firm for Legacy Nuburu.

99.1	Consolidated Financial Statements of Legacy Nuburu as of and for the years ended December 31, 2022 and 2021.

99.2	Management’s Discussion and Analysis and Results of Operations of Legacy Nuburu for the year ended December 31, 2022.

99.3	Unaudited pro forma condensed combined financial statements for the Company and Legacy Nuburu as of and for the years ended December 31, 2022 and 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

Nuburu, Inc.

By:	/s/ Brian Knaley
Name:	Brian Knaley
Title:	Chief Financial Officer